Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION
MONTHLY OPERATING REPORT, May 2009
CHAPTER 11
BUSINESS DEBTORS
Form 2A
COVERSHEET AND QUESTIONNAIRE

Mark one box for each required document
Report/Document	Previously
Attached	Waived
☒		1. Cash Receipts and Disbursements Statement (Form 2-B)
2. Balance Sheet (Form 2-C)
3. Profit and Loss Statement (Form 2-D)
4. Supporting Schedules (Form 2-E)
☒		5. Disbursements Summary (Form 2-F)
☒		6. Narrative (Form 2-G)
☒		7. Bank Statements for All Bank Accounts
☒		8. Bank Statement Reconciliations for All Bank Accounts

Questionnaire
Please answer questions below	Yes	No

1. Is the business still operating?	☒
2. Were any assets (other than inventory) sold this month?		☒
3. Were all employees timely paid this month?		☒
4. Are all insurance policies and operating licenses current and in effect?		☒	(1)
5. Did you open any new bank accounts this month?		☒
6. Did you deposit all receipts into your DIP account this month?		☒	(2)
7. Have all taxes been timely paid?		☒	(3)
8. Are you current on the U.S. Trustee quarterly fee payments?	☒

I declare under penalty of perjury that the following Monthly Operating Report , and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on: July 2, 2009	Print name: Zachary H Pashel
	Signature:	/S/ Zachary H Pashel
Title: President and Chief Executive Officer

(1) Our California business license fee for 2007 is past due. We have been informed that our business license in California was suspended, however effective January 1, 2008 the company is no longer doing business in California.
(2) Certain deposits related to securities were automatically deposited into our custody account.
(3) Certain local, state and federal taxes for 2007 and 2008 are past due.

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period May 1, 2009 to May 31, 2009

Cash flow Summary	LUM		MIN
	Current		Current
	Month	Accumulated	Month	Accumulated

1. Beginning cash balance	$37,711	$234,454	$2,750	$100,046

2. Cash receipts
Operations	12,285	515,560	-	19,107
Sale of assets	-	-	-	-
Loans/advances	300,250	1,642,250	-	-
Other	-	186,910	-	9,759

Total Cash Receipts	312,535	2,344,720	-	28,866

3. Cash Disbursements
Operations	320,126	1,925,799	-	66,507
Debt Service/Secured loan payment	-	-	-	-
Professional Fees/U.S. Trustee Fees	1,725	572,862	-	-
Other	4,656	56,773	-	59,655

Total Cash Disbursements	326,507	2,555,434	-	126,162

4. Net Cash Flow (total Cash Receipts less
Total Cash Disbursements)	(13,972)	(210,714)	-	(97,296)

Ending Cash balance (to Form 2-C)	$23,739	$23,740	$2,750	$2,750

	Financial		Book
	Institution		Balance
CASH BALANCE SUMMARY

Petty Cash			N/A
DIP Operating account (LUM)	Wachovia		$24,540
DIP State Tax Account			N/A
DIP Payroll Account (LUM)	Wachovia		$7,031
Other Operating Account (LUM)	Bank of America		$(7,832)
Other Operating Account (LUM)	Bank of the West		$-
Sweep account (LUM)	JPMorgan Custody Account		$-
Other Interest Bearing Account (MIN)	JPMorgan Custody Account		$2,750

TOTAL (must agree with Ending Cash Balance above)			$26,489

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period May 1, 2009 to May 31, 2009

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	2000037939702

Date	Payer	Description	Amount

05/07/09	Wells Fargo Bank	Interest receipts	$393
05/19/09	Trup Reit	Other	4,656
05/18/09	IndyMac Bank	Interest receipts	4,801

		Total Cash Receipts	$9,850

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	021-50526

Date	Payer	Description	Amount

None

		Total Cash Receipts	$-

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	20000-38963175

Date	Payer	Description	Amount

5/7/2009	Luminent Mortgage Capital	Funds Transfer	$1,218
5/26/2009	Luminent Mortgage Capital	Funds Transfer	1,218

		Total Cash Receipts	$2,435

LUM
CASH RECEIPTS DETAIL		DIP FINANCING RECEIPTS	Funded directly to Insurer

Date	Payer	Description	Amount

5/8/2009	Arco Capital	D&O Premium	$300,250

		Total Cash Receipts	$300,250

MIN
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	021-58765

Date	Payer	Description	Amount

None

		Total Cash Receipts	$-

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period May 1, 2009 to May 31, 2009

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	2000037939702

Date	Check No.	Payee	Description	Amount

05/07/09		ADP	Salaries & Benefits	$1,639
05/07/09		ADP	Salaries & Benefits	1,218
05/07/09		ADP	Salaries & Benefits	424
05/11/09		ADP	Salaries & Benefits	655
05/11/09		FINRA	Professional Fees and Expenses	100
05/12/09	1263	Cananwill, Inc.	Salaries & Benefits	4,584
05/12/09	1265	Pashel, Zachary	Travel & Entertainment	1,598
05/12/09	1266	Feniak, Jonathan	Travel & Entertainment	287
05/12/09	1264	Weiss, Barry	Travel & Entertainment	239
05/12/09	1267	Deep Rock	Office Supplies	28
05/20/09	1277	Gail Seneca	Other	1,077
05/20/09	1276	Trez Moore	Other	1,048
05/20/09	1275	Chris Zyda	Other	1,048
05/20/09	1272	Ronald Viera	Other	698
05/20/09	1271	Joe Kuriger	Other	698
05/20/09	1274	Dimitri Papatheoharis	Other	18
05/20/09	1273	Ellie Melton	Other	18
05/20/09	1270	Megan Mahoney	Other	18
05/20/09	1269	Karen Chang	Other	18
05/20/09	1268	Susan Manning	Other	18
05/26/09	1297	Patrick Olson	Information Tech/Systems	3,500
05/26/09		ADP	Salaries & Benefits	1,639
05/26/09		ADP	Salaries & Benefits	1,218
05/26/09	1291	UNUM LIFE INSURANCE	Salaries & Benefits	454
05/26/09		ADP	Salaries & Benefits	424
05/26/09	1294	U.S. Trustee - OT	Professional Fees and Expenses	325
05/26/09	1295	U.S. Trustee - MIN	Professional Fees and Expenses	325
05/26/09	1293	U.S. Trustee - SAT	Professional Fees and Expenses	325
05/26/09	1292	U.S. Trustee - PRO	Professional Fees and Expenses	325
05/26/09	1296	U.S. Trustee - MER	Professional Fees and Expenses	325
05/26/09	1289	Comcast 8497303261431291	Information Tech/Systems	273
05/26/09	1298	Iron Mountain Records Management	Office Supplies	250
05/26/09	1290	Xcel Energy	Rent	110

			Total Cash Disbursements	$24,920

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	021-50526

Date	Check No.	Payee	Description	Amount

None

			Total Cash Disbursements	$-

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	20000-38963175

Date	Check No.	Payee	Description	Amount

5/1/2009	N/A	ADP and Misc.	Benefits	$1,338

			Total Cash Disbursements	$1,338

LUM
CASH DISBURSEMENTS DETAIL		DIP FINANCING DISBURSEMENTS

Date	Check No.	Payee	Description	Amount

5/8/2009	N/A	AON	Funded directly to insurer	$300,250

			Total Cash Disbursements	$300,250

MIN
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	021-58765

Date	Check No.	Payee	Description	Amount

None

			Total Cash Disbursements	$-

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-F
DISBURSEMENT SUMMARY
For Month Ended May 31, 2009

Total Disbursements from Operating Account	$24,920

Total Disbursements from Payroll Account	$1,338

Total Disbursements from Escrow Account	$-

Total Disbursements directly from DIP Lender	$300,250

Grand Total	$326,508

Fee

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-G
NARRATIVE
For Month Ended May 31, 2009

The Debtors do not currently have sufficient internal accounting capacity or funds to spend on external financial experts to put together Form 2-C, Form 2-D or Form 2-E of the Monthly Operating Report.